Exhibit 10.16
FIRST AMENDMENT TO THE
FORESTAR REAL ESTATE GROUP INC.
DIRECTORS’ FEE DEFERRAL PLAN
     This First Amendment (this “First Amendment”) to the Forestar Real Estate Group Inc. Directors’ Fee Deferral Plan (as amended, the “Plan”) is made by Forestar Group Inc. (f/k/a Forestar Real Estate Group Inc.), a Delaware corporation (the “Company”), pursuant to the authorization of the Board of Directors of the Company (the “Board”). Capitalized terms used but not defined herein shall have the meanings given to them in the Plan.
     WHEREAS, the Board deems it to be in the Company’s best interest to amend the Plan to provide that the form of payment with respect to Restricted Stock Units will be determined by the Board in its discretion and will be in the form of either shares of Common Stock or cash (or a combination thereof);
     WHEREAS, Section 6.1 of the Plan authorizes the Board to amend the Plan;
     WHEREAS, because Restricted Stock Units and any shares of Common Stock paid with respect to Restricted Stock Units will be issued under the Stock Plan, which has been approved by the stockholders of the Company, this First Amendment need not be approved by the stockholders of the Company under the rules of New York Stock Exchange.
     NOW, THEREFORE, pursuant to the authority granted to the Board in Section 6.1 of the Plan, the Plan is hereby amended as follows:
     1. The title of the Plan shall be revised to reflect the name change of the Company by deleting the original title and replacing it with the following: “FORESTAR GROUP INC. DIRECTORS’ FEE DEFERRAL PLAN”.
     2. Each of Section 1.9, 1.18 and 1.21 of the Plan is hereby amended by deleting the reference therein to “Real Estate”.
     3. Section 1.21 of the Plan is hereby amended by adding the following after the reference therein to “Board”: “, as each is amended from time to time”.
     4. Section 4.2 of the Plan is hereby amended by: (a) adding a reference to “(a)” immediately following the reference therein to “the form of”; and (b) adding the following after the reference therein to “cash”:
“, (b) cash in an amount equal to the number of Restricted Stock Units credited to such Participant’s Account as of such payment date multiplied by the Fair Market Value of a share of Common Stock as of such date, or (c) a combination thereof, as determined by the Board in its sole discretion from time to time”.

     Except as provided above, the Plan shall remain unchanged and in full force and effect.
     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this First Amendment on this 10th day of February, 2009.

FORESTAR GROUP INC.
By:	/s/ David M. Grimm
	Name:	David M. Grimm
	Title:	Chief Administrative Officer, General Counsel and Secretary

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